                                                                  EXHIBIT 10.21

                                   [LOGO]

                     CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  Oakland Regional             ADDRESS: 1999 Harrison Street
                                               Oakland, California 94612


   RESOLVED, that MYLEX CORPORATION
borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of Six Million and No/100 DOLLARS ($6,000,000.00), in addition to such amount as may be otherwise authorized;


   RESOLVED FURTHER, that any 1 of the following named officers

Albert E. Montross                                President/C.E.O.
------------------------------------   the   -------------------------------

Colleen Meyers                                    Chief Financial Officer
------------------------------------   the   -------------------------------

------------------------------------   the   -------------------------------

------------------------------------   the   -------------------------------

------------------------------------   the   -------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

   RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;
   RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;
   RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;
   RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named person shall be binding on this corporation.

   I, Dr. M. Yaqub Mirza, Secretary of the above named corporation, duly organized and existing under the laws of the State of Florida, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.
   I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

   EXECUTED ON July 11, 94

   AUTHORIZED SIGNATURES:
   ----------------------

Signature:  ----------------------

Signature:  ----------------------    ------------------------------------
                                                       (SECRETARY)
Signature:  ----------------------           Dr. M. Yaqub Mirza

Signature:  ----------------------

Signature:  ----------------------

                                     LOGO

                          SECURITY AND LOAN AGREEMENT
                     (ACCOUNTS RECEIVABLE AND/OR INVENTORY)


This agreement is entered into between MYLEX CORPORATION
                        , a             Corporation

(herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

                            80.000 % of Eligible Accounts

                             0.000 % of the Value of Inventory

and in no event more than $5,500,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank (a) the unpaid balance of Borrower's Loan Account on demand and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of No & 750/1000ths percent (0.750%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $250.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

  A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

  B. "Inventory" means all of the Borrower's goods, merchandise and other personal property which are held for sale or lease, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed, or to be used or consumed in Borrower's business, and shall include all property rights, patents, plans, drawings, diagrams, schematics, assembly and display materials relating thereto.

  C. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

  D. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in it sole discretion shall determine are eligible from time to time.

  E. "Value of Inventory" means the value of Borrower's Inventory determined in accordance with generally accepted accounting principles consistently applied excluding, however, the amount of progress payments, pre-delivery payments, deposits and any other sums received by Borrower in anticipation of the sale and delivery of Inventory, all Inventory on consignment or lease to others, and all property on consignment or lease from others to Borrower.

5.  Borrower hereby assigns to Bank all Borrower's present and future
Accounts, including all proceeds due thereunder, all guaranties and security therefor and all merchandise giving rise thereto, and hereby grants to Bank a continuing security interest in all Borrower's Inventory and in all proceeds and products thereof, whether now owned or hereafter existing or acquired, including all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General
Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts and Inventory proceeds pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts and Inventory proceeds, provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent. Any collection of Accounts or Inventory proceeds by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank, and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections, together with the proceeds of all cash sales, daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts and Inventory proceeds shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its rights to collect the Accounts or Inventory proceeds pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts or constituting Inventory and of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts or constituting Inventory and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts. Until payment is made as provided herein or until release by Bank from its security interest, all merchandise returned to or repossessed by Borrower shall be set aside and identified as the property of Bank and Bank shall be entitled to enter upon any premises where such merchandise is located and take immediate possession thereof and remove same.

8. Borrower represents and warrants to Bank: (i) If Borrower is a corporation, that borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected; (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

9. Borrower will: (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein; (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon, and reports as to the Inventory and sales thereof; (iii) Permit representatives of Bank to inspect the Inventory and Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorney's fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location at which the Inventory is or will be kept, other than for temporary processing, storage or similar purposes, and of any removal thereof to a new location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such polices and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; (viii) Do all acts necessary to maintain, preserve and protect all Inventory, keep all Inventory in good condition and repair and not to cause any waste or unusual or unreasonable depreciation thereof, and
(ix) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under
Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan
Account the amount of such excess.

10. Bank may at any time, without prior notice to Borrower, collect the Accounts and Inventory proceeds and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts or as proceeds of Inventory; to endorse the name of the undersigned upon any document or instrument relating to the Collateral; in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

12. Should: (i) Default be made in the payment of any obligation, or breach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or (v) Any proceeding be commended by or against Borrower under any bankruptcy, reorganization, arrangements, readjustment of debt or moratorium law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby.
Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property, is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and record submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

*16.  Additional Provisions:  See attached Addendum marked Exhibit "A"

Executed this 15th day of July         , 1994


                                          MYLEX CORPORATION
                                        ------------------------------------
                                            (Name of Borrower)

IMPERIAL BANK                       BY:
                                        ------------------------------------
                                          (Authorized Signature and Title)


BY:                                 BY:
    ---------------------------         ------------------------------------
                       Title              (Authorized Signature and Title)


*If none, insert "None"

                                    [LOGO]
                                  Member FDIC

                                     NOTE

$ 500,000.00                   Oakland, California                July 15, 1994

On May 15, 1995, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Oakland Regional office, the principal sum of $500,000.00 MAXIMUM or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance
/ /at the rate of   % per year /X/at the rate of 2.000% per year in excess of
the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $250.00, whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Interest shall be payable /X/monthly / /quarterly / /included with principal / /in addition to principal / /beginning August 15, 1994, and if not so paid shall become a part of the principal. All payments shall be applied first to interest, and the remainder, if any, on principal. / /(if checked), Principal
shall be payable in installments of $       , or more, each installment on
the     day of each          , beginning               . Advances not to
exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

/ / If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

                                           MYLEX CORPORATION
--------------------------------------    --------------------------------------
                                           BY
--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

                                    [LOGO]
                                  Member FDIC

                        ITEMIZATION OF AMOUNT FINANCED
                           DISBURSEMENT INSTRUCTIONS

Name(s): MYLEX CORPORATION                          Date: July 15, 1994

     $              paid to you directly by Cashiers Check No.

     $              credited to deposit account No.

     $              paid on Loan(s) No.

     $ 500,000.00   amounts paid to Bank for: repayment of Letters of Credit
                    when drawn on.

     Amounts paid to others on your behalf:

     $              to                                   Title Insurance Company

     $              to Public Officials

     $              to

     $              to

     $              to

     $              to

     $ 500,000.00   SUBTOTAL (NOTE AMOUNT)

LESS $       0.00   Prepaid Finance Charge (Loan fee(s))

     $ 500,000.00   TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

MYLEX CORPORATION

BY
--------------------------------------    --------------------------------------
             Signature                                 Signature

--------------------------------------    --------------------------------------
             Signature                                 Signature

                                 "EXHIBIT A"

ADDENDUM TO SECURITY AND LOAN AGREEMENT
("SECURITY AND LOAN AGREEMENT") BETWEEN
MYLEX CORPORATION AND IMPERIAL BANK
DATED: JULY 15, 1994.

This Addendum is made and entered into as of July 15, 1994 by and between Mylex Corporation ("Borrower") and Imperial Bank ("Bank"). This Addendum amends and supplements the Security and Loan Agreement. In the event of any inconsistency between the terms herein and the terms of the Security and Loan Agreement, the terms herein shall in all cases govern and control. All capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Security and Loan Agreement.

1. Any commitment of Bank, pursuant to the terms of the Security and Loan Agreement, to make advances against Eligible Accounts shall expire on May 15, 1995, subject to Bank's right to renew or extend said commitment in its sole and absolute discretion. Any such renewal or extension of the commitment shall not be binding upon Bank unless it is in writing and signed by an officer of the Bank. If Bank elects to terminate the line of credit prior to May 15, 1995, Bank shall give Borrower 90 days prior written notice of termination. In the event of default, however, Bank shall only give five days prior notice.

2. In addition to the provisions in the Security and Loan Agreement, Eligible Accounts shall only include such accounts as Bank in its sole discretion shall from time to time determine are eligible. Eligible Accounts shall also not include any of the following:

     a. Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

     b. Accounts with respect to which twenty five percent (25%) or more of the account debtor's total accounts or obligations outstanding to Borrower are not eligible.

      c. Accounts representing billings for service or maintenance contracts or for inventory or equipment on rent to the account debtor.

     d. Accounts with respect to international transactions unless insured in a manner acceptable to Bank or covered by letter(s) of credit, in form and substance

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 2.

acceptable to Bank.

3.   Borrower represents and warrants that:

     a. Except as disclosed on Exhibit 3.a., There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

     b. The balance sheet of Borrower dated as of March 31, 1994, and the related profit and loss statement for the three months then ended, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with its request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

     c. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

     d. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights, patents and license rights of others.

4. Borrower agrees that so long as it is indebted to Bank, it will not, without prior written consent of Bank:

     a. Make any substantial change in the character of its business; or make any change in its executive management; or allow the salary, bonuses or other compensation of its executives, to exceed $1,500,000 per year, in the aggregate.

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 3.


     b. Create, incur, assume or permit to exist any indebtedness for borrowed monies other than loans from Bank except obligations now existing as shown in financial statement dated March 31, 1994, excluding those being refinanced by Bank; or sell or transfer, either with or without recourse, any accounts or notes receivable or any monies due or to become due.

     c. Create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditioned sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in Bank's favor.

     d. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

     e. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or except in the ordinary and normal course of its business, sell (including without limitation the selling of any property or other asset accompanied by the leasing back of the same) any assets including any fixed assets, any property, or other assets necessary for the continuance of its business as now conducted.

     f. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

     g. Make, or incur obligations for, capital expenditures in excess of $500,000 in any fiscal year.

     h. Make, or incur liability for, payments of rent under leases of real property in excess of $1,000,000 and personal property in excess of $30,000 in any one fiscal year.

5. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will:

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 4.


     a. At all times maintain a minimum tangible net worth (meaning the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items but including subordinated debt, over its liabilities) of not less than the sum of $8,000,000 plus the actual cumulative profit for the quarters ended June 30, September 30, and December 31, 1994;

     b. At all times maintain a maximum ratio of total debt to tangible net worth not to exceed one and one half to one (1.50 : 1).

     c. At all times maintain a minimum working capital, net of accounts receivable reserves and inventory reserves, of $4,000,000.

     d. At all times maintain a current ratio of at least one and four tenths to one (1.40 : 1).

     e. Earn a minimum profit of at least $700,000 during each fiscal quarter ("Quarterly Profit).

     f. At all times maintain an accounts receivable turnover not to exceed sixty (60) days.

     g.   At all times maintain an inventory turnover not to exceed sixty two
(62) days.

     h. Within fifteen (15) days after the end of each month, delivery to Bank an accounts receivable aging, accounts payable aging, inventory summary, and transaction report (with supporting schedules) in form satisfactory to Bank, and certified by an officer of Borrower.

     i. Within thirty (30) days after the end of each month, deliver to Bank a financial statement consisting of a balance sheet and profit and loss statement in form satisfactory to Bank, and certified by an officer of Borrower.

     j. Within ninety (90) days after the end of Borrower's fiscal year, deliver to Bank a report of audit of Borrower's financial statements together with changes in financial position certified without qualification by an independent certified public accountant selected by Borrower but acceptable to Bank. Quarterly 10-Q reports and annual 10-K reports shall be delivered to Bank within five (5) days after filing of same

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 5.

with the Securities and Exchange Commission.

     k. In conjunction with each financial statement submission, deliver to Bank a completed Compliance Certificate in the form of Exhibit 1, attached hereto, and certified by an officer of Borrower.

     l. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business or partnership, maintain and preserve its existence.

     m. Maintain public liability, property damage and workers compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to Bank, and certificates naming Bank as loss payee.

     n. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its other liabilities at any time existing, except to the extent and so long as:

     (i) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse affect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

     (ii) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

     o. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times.

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 6.


6. In addition to any other amounts due, or to become due, Borrower agrees to pay a loan fee in the amount of thirty thousand dollars ($30,000) to Bank upon signing of this Agreement.

7. Borrower will maintain substantially all its banking relationship with Bank and hereby agrees to maintain not less than $500,000 in net free collected, non-interest bearing compensating balances with Bank after deducting for reserves and any balance necessary to cover charges for services provided.

8. No failure or delay on the part of Bank or any holder of Notes issued hereunder, in the exercise of any power, right to privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof. All rights and remedies existing under this agreement or any not issued in connection with a loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

MYLEX CORPORATION "BORROWER"               IMPERIAL BANK "BANK"

--------------------------------------    --------------------------------------
BY                                         BY
--------------------------------------    --------------------------------------
TITLE                                      TITLE  V.P.
--------------------------------------    --------------------------------------

BY  COLLEEN MEYERS                         BY
--------------------------------------    --------------------------------------
TITLE  CHIEF FINANCIAL OFFICER                 TITLE  VICE PRESIDENT
--------------------------------------    --------------------------------------

BY
--------------------------------------
TITLE
--------------------------------------

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 7.

                                  EXHIBIT 1
                            COMPLIANCE CERTIFICATE

The financial statement of Mylex Corporation (Borrower) attached hereto dated
as of                          , and submitted to Imperial bank pursuant to
the Loan and Security Agreement between us dated July 15, 1994, shows compliance with all financial covenants (unless otherwise noted, below) as specified therein, as follows:

COVENANT:                                                    ACTUAL:

5.a.  Minimum Tangible Net Worth: $8,000,000, plus
      Quarterly Profit to date $        .                      ----------------

5.b.  Maximum Debt to Tangible Net Worth Ratio: 1.50 : 1.      ----------------

5.c.  Minimum Working Capital: $4,000,000.                     ----------------

5.d.  Minimum Current Ratio: 1.40 : 1.                         ----------------

5.e.  Minimum Quarterly Profit: $700,000.                      ----------------
          (Show quarter to date)

5.f.  Maximum Accounts Receivable Turnover: 60 days.           ----------------

5.g.  Maximum Inventory Turnover: 62 days.                     ----------------

Exceptions: (if none, so state)
                                ----------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

The undersigned authorized officer of Mylex Corporation hereby certifies that Borrower is in complete compliance with the terms and conditions of the
Security and Loan Agreement for the period ending                         ,
except as noted above. I know of no pending conditions which may cause an Event of Default in the next thirty (30) days. The required support documents for this certification are attached and prepared in accordance with generally accepted accounting principles, consistently applied.

Mylex Corporation,

By:                                               Date:
----------------------------------------------    ------------------------------

Authorized Signer:                                Title:
----------------------------------------------    ------------------------------
              (please print)

EXHIBIT A
ADDENDUM TO SECURITY AND LOAN AGREEMENT
MYLEX CORPORATION
JULY 15, 1994
Page 8.

                                 Exhibit 3.a.

                            LITIGATION DISCLOSURE

Borrower has the following litigation pending:

1. AMI suit filed on September 3, 1993 in the United District Court, Atlanta Georgia.